UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

IX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Davies Street, W1K 5JH United Kingdom	Not Applicable
(Address of principal executive offices)	(Zip Code)

+44 (0) (203) 908-0450

(Registrant’s telephone number, including area code )

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 8, 2025 at 10:00 a.m. Eastern Time, IX Acquisition Corp., a Cayman Islands exempted company (the “Company”), convened and then adjourned its extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”). The only proposal submitted for a vote of the shareholders at the Meeting was the approval of the adjournment of such meeting pursuant to Article 22.7 of the amended and restated memorandum and articles of association of the Company (the “Adjournment Proposal”).

As of the close of business, on September 15, 2025, the record date for the Meeting, there were 5,612,494 Class A ordinary shares and 1,747,879 Class B ordinary shares outstanding, 72.14% of which shares were represented in person or by proxy, constituting a quorum to conduct business.

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s shareholders:

Approval of the Adjournment Proposal

Votes For	Votes Against	Abstentions
5,309,756	0	0

The Meeting has been adjourned to October 10, 2025 at 10:00 a.m. Eastern Time (the “Adjourned Meeting”). You will be permitted to attend the Adjourned Meeting in person at the offices of Loeb & Loeb LLP if you reserve your attendance at least two business days in advance of the Adjourned Meeting by contacting Loeb & Loeb LLP, c/o Giovanni Caruso, 345 Park Avenue, 21st Floor, New York, New York, 10154.

At the Adjourned Meeting, shareholders will be asked to vote on the Fourth Extension Amendment Proposal and the Auditor Ratification Proposal, as described in detail in the definitive proxy statement (the “Proxy Statement”) related to the Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 23, 2025 and amended on September 24, 2025.

Extension of Time to Reverse Redemptions

In connection with the Meeting’s adjournment, the Company has determined that it will allow shareholders who previously elected to redeem their public Class A ordinary shares who wish to reverse their redemption requests by their sending or having their brokers contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at ra_spacredemptions@continentalstock.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2025

IX ACQUISITION CORP.

By:	/s/ Noah Aptekar
Name:	Noah Aptekar
Title:	Chief Executive Officer and Chairman